UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2012

TransUnion Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-172549	74-3135689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure.

On February 17, 2012, TransUnion Corp. (the “Company”) announced today that its wholly owned subsidiaries, Trans Union LLC (“TU LLC”) and TransUnion Financing Corporation (“TU Financing” and, together with TU LLC, the “Issuers”), are soliciting consents from holders of their outstanding 11 3/8% Senior Notes due 2018 (the “Notes”). The Consent Solicitation will expire at 5:00 p.m., New York City time, on February 27, 2012, unless extended. A copy of the press release announcing the consent solicitation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The terms and conditions of the Consent Solicitation are described in a Consent Solicitation Statement dated February 17, 2012, which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The consent letter sent to holders of the Notes dated February 17, 2012, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibits 99.1, 99.2 and 99.3 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibit

99.1	Press Release, dated February 17, 2012

99.2	Consent Solicitation Statement of the Issuers, dated February 17, 2012

99.3	Consent Letter sent to holders of the Notes, dated February 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2012	TRANSUNION CORP.

/s/ SAMUEL A. HAMOOD
Samuel A. Hamood
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 17, 2012, issued by TransUnion Corp.

99.2	Consent Solicitation Statement of the Issuers, dated February 17, 2012

99.3	Consent Solicitation Letter sent to holders of the Notes, dated February 17, 2012